UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2011

Date of reporting period: August 1, 2010 — January 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
POGAX

Putnam Growth Opportunities Fund

Semiannual report
1|31|11

A world of investing.™

Putnam Investments

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Growth Opportunities
Fund

Semiannual report
1 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and most economies around the world have continued to strengthen in early 2011, building on last year’s solid growth. The U.S. stock market added gains, delivering one of the best January returns in several years. Investors are encouraged by positive economic data, healthy corporate earnings, extended tax cuts, and historically low interest rates. Bond markets remain mixed, however, as U.S. Treasury yields have risen from their historic lows and investors have sought returns in riskier asset classes.

Putnam’s investment team maintains a positive outlook for U.S. equities in 2011, encouraged by steadily improving conditions in both the economy and in corporate America. The global outlook is less certain, with ongoing European debt issues, signs of inflation in emerging markets, and recent political uprisings in Egypt and other countries. While these global developments may well lead to future market volatility, we also believe that an active, research-focused manager like Putnam can uncover opportunities for shareholders in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to harness the growth potential of large companies

When Putnam Growth Opportunities Fund opened to the investing public in August 1997, its managers were committed to seeking growth potential in the types of U.S. companies that dominated the markets — large yet flexible, coupling the benefits of size and scale with the ability to respond to changing tastes and new technologies.

More than a decade later, the fund continues to target the stocks of these types of companies, using rigorous research techniques to identify those believed to have both a competitive edge and the potential to produce strong profits. Of course, as with any fund that invests in stocks, there are risks involved. The fund’s focus on large U.S. companies can affect its performance, particularly during times when large-cap stocks are out of favor. The fund’s manager seeks to mitigate this risk by investing with a long-term perspective, looking for companies he believes have the fundamental strength to deliver results over time, despite market setbacks. While the fund’s strategy favors growth stocks, the manager also seeks to cushion the impact of market volatility at times when growth-style investing is out of favor.

In the fund’s first report to shareholders, then-Chairman of the Trustees George Putnam wrote of the management team: “Besides taking advantage of today’s opportunities, they have sought companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today’s do not last forever.”

While not all large-cap companies have been able to weather the tough times, many that were in the fund’s portfolio in the mid-1990s have continued to grow and prosper. In fact, several have since been added to the select group of companies that make up the Dow Jones Industrial Average.

Regardless of how market conditions change in the years ahead, the fund will continue to seek leading companies with dominant products, services, and barriers to entry against potential competitors. These companies can be attractive investments, especially when the market underestimates the sustainability of their growth.

Consider these risks before investing: Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those companies believed to offer growth potential.

Quality The manager looks for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager
Robert Brookby

Rob, how did Putnam Growth Opportunities Fund perform during the six months ended January 31, 2011?

I am pleased to report that the fund’s class A shares delivered a solid return of 22.58% at net asset value, outperforming the fund’s benchmark, the Russell 1000 Growth Index, which advanced 20.96%. The fund’s performance also topped the average 19.79% return for funds in its Lipper peer group, Large-Cap Growth Funds.

Stocks generally performed well during the semiannual period. What can you tell us about market conditions during this time?

For the 2010 calendar year, stocks had healthy returns, but the second half of the year was much stronger than the volatile first half. A few factors contributed to the market’s strength in the latter half of 2010. First, the Federal Reserve announced that it would implement another round of quantitative easing, known as “QE2” — a plan to buy $600 billion in Treasury bonds to help stimulate the economy. This boosted investor confidence as well as stock prices.

Improving corporate earnings have been another positive influence on stock market performance. Earnings have been consistently better than investors expected, and U.S. businesses are close to exceeding the levels of profitability last seen in 2006 and 2007. In addition to generating strong profits, businesses have also dramatically improved their balance sheets. Corporations across the economy have cut costs and right-sized their businesses, and many are now flush with cash. As a result, we have seen increasing dividends and sizable stock buybacks, indicating that CEOs have more confidence in the recovery. Many elements of the recovery

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

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fell into place during this period, helping the stock market’s advance.

Could you highlight some stock holdings or strategies that helped performance for the period?

A top performer for the fund was National Oilwell Varco, a manufacturer of equipment and components used in oil and gas drilling. Despite the oil spill in the Gulf of Mexico in April 2010, which halted offshore drilling activity, investment in drilling equipment has remained strong. With oil prices in the $80 to $90 per barrel range, companies want to continue to invest in drilling, and many are looking to upgrade their rigs. All of this helped National Oilwell, whose equipment and components are used on most major oil rigs.

Another key contributor to performance was the stock of Teck Resources, a Canadian mining company that produces copper and metallurgical coal that is used in the production of steel. This company benefited from two key trends: demand from China and commodity inflation. China has been a remarkable growth story, with an enormous amount of infrastructure and building projects that are generating robust demand for commodities such as copper and metallurgical coal. Teck Resources also benefited from rising commodity prices because investors were drawn to hard assets as inflationary concerns grew.

The stock of Priceline.com, an online travel booking company, also helped fund performance. Hotels and airlines make their services accessible through the Priceline.com Web site, providing a convenient way for travelers to make plans via the Internet. The company has benefited particularly from its business with European hotels, which tend to have fragmented booking systems. The Priceline.com site serves as a convenient and efficient distribution model for these hotels, especially the smaller ones. In addition, European hotel bookings have been on the rise as global economies recover, boosting Priceline.com’s profitability.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6

Which holdings or strategies detracted from the fund’s returns during the period?

Our decision to hold a relatively small position in Freeport-McMoRan Copper & Gold detracted from returns. Mining companies fared very well in the period, but within this sector, we decided to allocate more of the fund’s assets to Teck Resources, which we believed was more attractively priced and offered more upside potential. Our strategy was effective, as Teck was a top performer for the fund. However, our decision to hold a smaller position in Freeport-McMoRan held back returns relative to the benchmark.

Similarly, our decision to avoid the stock of Exxon Mobil hurt performance for this period. Despite being very well managed, I believe Exxon Mobil does not offer adequate organic growth potential. In fact, the company recently acquired XTO Energy to improve its reserve replacement ratio. I believe this industry giant will struggle to consistently replace the oil it is producing through exploration, and therefore I have focused on other well-managed oil companies that we believe offer considerably stronger organic growth potential.

Another recent detractor that we continue to hold is PNC Financial Services Group, a Pennsylvania-based bank. We believe this is a well-managed bank that remains an attractive long-term growth opportunity. For the period, however, its stock price was essentially flat while other financial services stocks performed considerably better.

Health-care stocks have had a difficult run.

What is your view on this sector?

Health care was one of the worst-performing sectors in 2010, as it struggled with the double whammy of health-care reform and the economic downturn. It is difficult at this

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 1/31/11. Short-term holdings are excluded. Holdings will vary over time.

7

point to determine the effect of reform on business models, and this has caused investors to shy away from health-care stocks. At the same time, as a result of the downturn, many people stopped using health-care services. This was to be expected for those who had lost their jobs, but we were surprised to see this trend even among those who remained employed and had health insurance coverage. I believe we will begin to see improvement in the health-care sector as the recovery continues and employment picks up and, longer term, when reform takes effect and millions more people have access to health insurance.

Where are you seeing opportunities for the coming months?

We are about 19 months past the ultimate trough in recessionary activity, and we try to look at opportunities in three phases of the recovery: early-, mid-, and late-cycle. As the economy emerged from recession, we sought to take advantage of early-cycle opportunities — stocks that tend to rebound the fastest — in areas such as retail. Indeed, despite the still-bleak unemployment situation, consumer spending has been surprisingly strong, and retail stocks have performed well.

We also started considering opportunities that will emerge later in the recovery cycle, when consumers start looking at bigger purchases, such as new cars and homes. Achieving this mid- to late-cycle recovery, however, will require the lending market to open up and the employment situation to improve. Once the jobs situation improves and people gain confidence that the recovery will truly take hold, we should start to see some growth in later-cycle sectors. In terms of the fund’s portfolio, we have started to shift out of some early-cycle consumer stocks in favor of those later-cycle opportunities in housing and auto-related industries.

The return of loan growth is an important aspect of our outlook. Most people borrow

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

money to purchase big-ticket items such as houses and cars, and corporations must take loans to expand. For quite some time in the financials sector, investors have been analyzing the situation in terms of when things will get “less worse,” assessing factors such as credit card delinquencies and mortgage foreclosures. It appears that we are entering a better environment, and a return to loan growth could be a significant positive driver in the year ahead, particularly for financial stocks.

When positioning the portfolio, I want the fund’s investors to be able to capitalize on improving conditions, but I don’t want to expose them to too much risk. I strive for a careful balance of stocks with high growth potential and those with more defensive characteristics.

Thank you, Rob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

We are pleased to report that the fund benefited during the period as a result of a third court-ordered settlement distribution made to eligible holders of Enron Corporation common stock. Enron’s stock became worthless in 2001 when it was determined that the company had defrauded shareholders by conspiring to conceal losses and inflate profits. The company declared bankruptcy in December 2001, and its assets were later sold off to recoup creditors. Shareholders who purchased Enron stock between September 9, 1997, and December 2, 2001, were eligible to participate in the settlement. The fund received $12,097,538 on December 29, 2008, a second settlement of $2,326,616 on December 28, 2009, and a third settlement of $3,189,551 on January 19, 2011.

Portfolio Manager Robert Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

The U.S. economic recovery is progressing, although the unemployment rate remains persistently high. Increases in exports, consumer spending, and existing home sales drove the fourth-quarter GDP growth of 2.8%, the Commerce Department reported. At its December meeting, the Federal Open Market Committee noted that the recent economic growth has been “insufficient to bring about a significant improvement in labor market conditions.” In January, the U.S. unemployment rate did inch down to 9.0% from 9.4%. Consumer spending remains constrained by high unemployment, while businesses may be investing more in equipment and less on new hires.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	5.50%	5.10%	4.68%	4.68%	4.72%	4.72%	4.94%	4.69%	5.24%	5.72%

10 years	–23.47	–27.87	–29.02	–29.02	–29.01	–29.01	–27.31	–29.85	–25.29	–21.55
Annual average	–2.64	–3.21	–3.37	–3.37	–3.37	–3.37	–3.14	–3.48	–2.87	–2.40

5 years	24.63	17.48	19.97	17.97	20.03	20.03	21.55	17.26	23.14	26.23
Annual average	4.50	3.27	3.71	3.36	3.72	3.72	3.98	3.24	4.25	4.77

3 years	18.80	11.99	16.10	13.10	16.12	16.12	17.01	12.87	18.00	19.67
Annual average	5.91	3.85	5.10	4.19	5.11	5.11	5.38	4.12	5.67	6.17

1 year	26.23	18.96	25.30	20.30	25.20	24.20	25.55	21.17	25.97	26.55

6 months	22.58	15.55	22.14	17.14	22.08	21.08	22.19	17.95	22.44	22.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent and prior performance benefited from the receipt of multiple Enron Corporation class action settlements pertaining to investments made prior to 2002.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10

Comparative index returns For periods ended 1/31/11

		Lipper Large-Cap Growth Funds
	Russell 1000 Growth Index	category average*

Annual average (life of fund)	6.13%	5.96%

10 years	–3.92	–0.99
Annual average	–0.40	–0.32

5 years	21.17	11.96
Annual average	3.91	2.21

3 years	9.64	3.77
Annual average	3.12	1.14

1 year	25.14	23.08

6 months	20.96	19.79

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/11, there were 906, 865, 764, 643, 394, and 134 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/11

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/10	$13.82	$14.66	$12.69	$12.86	$13.07	$13.54	$13.59	$14.18

1/31/11	16.94	17.97	15.50	15.70	15.97	16.55	16.64	17.40

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	5.32%	4.91%	4.50%	4.50%	4.55%	4.55%	4.76%	4.52%	5.06%	5.54%

10 years	–24.04	–28.42	–29.58	–29.58	–29.56	–29.56	–27.84	–30.36	–25.86	–22.10
Annual average	–2.71	–3.29	–3.45	–3.45	–3.44	–3.44	–3.21	–3.55	–2.95	–2.47

5 years	23.31	16.19	18.70	16.70	18.78	18.78	20.26	16.03	21.87	24.89
Annual average	4.28	3.05	3.49	3.14	3.50	3.50	3.76	3.02	4.03	4.55

3 years	6.86	0.73	4.45	1.45	4.53	4.53	5.31	1.65	6.12	7.70
Annual average	2.24	0.24	1.46	0.48	1.49	1.49	1.74	0.55	2.00	2.50

1 year	17.19	10.42	16.32	11.32	16.34	15.34	16.63	12.56	16.87	17.47

6 months	27.36	20.02	26.92	21.92	26.89	25.89	27.05	22.63	27.19	27.59

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/10*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Annualized expense ratio for the six-month period
ended 1/31/11†	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10.

† Includes 0.01% of annualized performance fees for the six months ended 1/31/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2010, to January 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.90	$11.09	$11.08	$9.69	$8.30	$5.50

Ending value (after expenses)	$1,225.80	$1,221.40	$1,220.80	$1,221.90	$1,224.40	$1,227.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2011, use the following calculation method. To find the value of your investment on August 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.26	$10.06	$10.06	$8.79	$7.53	$4.99

Ending value (after expenses)	$1,019.00	$1,015.22	$1,015.22	$1,016.48	$1,017.74	$1,020.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2011, Putnam employees had approximately $352,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 1/31/11 (Unaudited)

COMMON STOCKS (97.8%)*	Shares	Value

Aerospace and defense (3.7%)
General Dynamics Corp.	9,400	$708,760

Goodrich Corp.	31,300	2,836,406

MTU Aero Engines Holding AG (Germany)	13,180	928,689

Northrop Grumman Corp.	15,800	1,094,940

Precision Castparts Corp. S	29,437	4,209,197

United Technologies Corp.	45,300	3,682,890

		13,460,882
Automotive (1.2%)
Ford Motor Co. †	176,100	2,808,795

Lear Corp. †	14,700	1,552,761

		4,361,556
Banking (1.9%)
Bond Street Holdings, LLC 144A Class A † F	50,163	1,025,833

JPMorgan Chase & Co.	50,200	2,255,988

PNC Financial Services Group, Inc.	29,400	1,764,000

State Street Corp.	41,700	1,948,224

		6,994,045
Beverage (2.0%)
Coca-Cola Co. (The)	42,700	2,683,695

Coca-Cola Enterprises, Inc.	92,600	2,329,816

PepsiCo, Inc.	32,700	2,102,937

		7,116,448
Biotechnology (1.8%)
Celgene Corp. †	51,800	2,669,254

Dendreon Corp. †	31,276	1,095,911

Genzyme Corp. †	19,000	1,393,650

Human Genome Sciences, Inc. †	61,100	1,482,286

		6,641,101
Building materials (0.2%)
Owens Corning, Inc. †	19,600	656,012

		656,012
Cable television (0.7%)
DIRECTV Class A †	61,100	2,590,029

		2,590,029
Chemicals (3.9%)
Agrium, Inc. (Canada)	17,500	1,546,825

Air Products & Chemicals, Inc.	9,900	863,775

Albemarle Corp.	58,900	3,307,824

Celanese Corp. Ser. A	65,600	2,721,744

Huabao International Holdings, Ltd. (China)	368,000	544,473

Huntsman Corp.	124,200	2,162,322

LyondellBasell Industries NV Class A (Netherlands) †	83,200	2,990,208

		14,137,171
Coal (0.3%)
Alpha Natural Resources, Inc. †	20,000	1,074,600

		1,074,600
Commercial and consumer services (2.0%)
Mastercard, Inc. Class A	15,100	3,571,301

Priceline.com, Inc. † S	8,750	3,749,550

		7,320,851

17

COMMON STOCKS (97.8%)* cont.	Shares	Value

Communications equipment (4.3%)
Cisco Systems, Inc. †	331,412	$7,009,364

Qualcomm, Inc.	160,900	8,709,517

		15,718,881
Computers (11.1%)
Apple, Inc. †	60,232	20,437,922

EMC Corp. † S	235,400	5,859,106

Hewlett-Packard Co.	180,400	8,242,476

IBM Corp.	12,600	2,041,200

Polycom, Inc. †	52,600	2,306,510

Seagate Technology †	60,100	841,400

Synchronoss Technologies, Inc. † S	21,400	609,044

		40,337,658
Conglomerates (2.0%)
3M Co.	24,400	2,145,248

Honeywell International, Inc.	39,600	2,217,996

Tyco International, Ltd.	67,700	3,034,991

		7,398,235
Consumer goods (2.3%)
Colgate-Palmolive Co.	38,900	2,986,353

Estee Lauder Cos., Inc. (The) Class A S	18,700	1,505,350

Newell Rubbermaid, Inc.	61,771	1,189,092

Procter & Gamble Co. (The)	44,600	2,815,598

		8,496,393
Consumer services (0.6%)
Hertz Global Holdings, Inc. †	155,100	2,281,521

		2,281,521
Electric utilities (0.6%)
AES Corp. (The) †	188,000	2,331,200

		2,331,200
Electrical equipment (0.7%)
Emerson Electric Co. S	22,000	1,295,360

GrafTech International, Ltd. †	44,600	936,600

WESCO International, Inc. † S	7,100	397,955

		2,629,915
Electronics (4.3%)
Agilent Technologies, Inc. †	37,600	1,572,808

Elster Group SE ADR (Germany) †	42,418	674,870

Hollysys Automation Technologies, Ltd. (China) † S	42,300	678,915

Intel Corp.	67,300	1,444,258

Marvell Technology Group, Ltd. †	97,300	1,849,673

SanDisk Corp. †	54,052	2,452,339

Sensata Technologies Holding NV (Netherlands) †	41,249	1,299,756

Texas Instruments, Inc.	80,400	2,726,364

Tyco Electronics, Ltd. (Switzerland)	76,700	2,778,841

		15,477,824
Energy (oil field) (4.1%)
Global Geophysical Services, Inc. †	93,934	1,042,667

National Oilwell Varco, Inc.	58,800	4,345,320

Schlumberger, Ltd.	82,700	7,359,473

Weatherford International, Ltd. (Switzerland) †	85,700	2,032,804

		14,780,264

18

COMMON STOCKS (97.8%)* cont.	Shares	Value

Energy (other) (0.4%)
First Solar, Inc. † S	9,372	$1,448,724

		1,448,724
Engineering and construction (0.4%)
Shaw Group, Inc. † S	35,000	1,321,950

		1,321,950
Financial (1.0%)
CME Group, Inc.	9,850	3,039,316

LPL Investment Holdings, Inc. †	21,273	728,813

		3,768,129
Health-care services (3.4%)
Aetna, Inc.	111,200	3,662,928

Express Scripts, Inc. † S	58,900	3,317,837

HealthSouth Corp. † S	80,500	1,820,910

McKesson Corp.	18,500	1,390,645

Quest Diagnostics, Inc.	37,974	2,162,619

		12,354,939
Insurance (2.2%)
Aflac, Inc. S	75,098	4,324,143

Assured Guaranty, Ltd. (Bermuda)	23,700	342,702

Hartford Financial Services Group, Inc. (The)	119,300	3,314,154

		7,980,999
Investment banking/Brokerage (0.4%)
Invesco, Ltd. S	54,700	1,353,278

		1,353,278
Lodging/Tourism (0.3%)
Carnival Corp.	27,700	1,238,467

		1,238,467
Machinery (1.2%)
Parker Hannifin Corp. S	49,500	4,425,795

		4,425,795
Manufacturing (2.4%)
Eaton Corp. S	30,700	3,314,372

Illinois Tool Works, Inc.	55,100	2,947,299

Ingersoll-Rand PLC	53,000	2,501,600

		8,763,271
Media (2.1%)
Interpublic Group of Companies, Inc. (The) †	203,600	2,176,484

Time Warner, Inc.	91,000	2,861,950

Walt Disney Co. (The)	66,200	2,573,194

		7,611,628
Medical technology (5.0%)
Baxter International, Inc.	86,700	4,204,083

Covidien PLC (Ireland)	108,100	5,131,507

Hospira, Inc. †	26,400	1,458,072

Medtronic, Inc.	41,298	1,582,539

Pall Corp. S	29,700	1,645,677

Thermo Fisher Scientific, Inc. †	73,300	4,197,891

		18,219,769
Metals (1.4%)
Freeport-McMoRan Copper & Gold, Inc. Class B	15,000	1,631,250

Teck Resources Limited Class B (Canada)	58,663	3,554,978

		5,186,228

19

COMMON STOCKS (97.8%)* cont.	Shares	Value

Oil and gas (5.0%)
Anadarko Petroleum Corp.	18,400	$1,418,272

Hess Corp.	28,600	2,405,832

Linn Energy, LLC (Units)	67,600	2,676,284

Nexen, Inc. (Canada)	46,400	1,165,561

Occidental Petroleum Corp.	38,000	3,673,840

Oil States International, Inc. † S	32,100	2,175,096

Petrohawk Energy Corp. †	46,528	932,886

Petroleo Brasileiro SA ADR (Brazil) S	58,900	2,163,397

Warren Resources, Inc. †	261,460	1,458,947

		18,070,115
Pharmaceuticals (0.7%)
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	47,900	2,617,735

		2,617,735
Railroads (0.3%)
Kansas City Southern † S	24,980	1,248,500

		1,248,500
Real estate (0.6%)
CB Richard Ellis Group, Inc. Class A †	96,400	2,139,116

		2,139,116
Restaurants (1.2%)
McDonald’s Corp.	27,900	2,055,393

Starbucks Corp.	76,000	2,396,280

		4,451,673
Retail (7.4%)
Amazon.com, Inc. †	22,800	3,867,792

Amer Sports OYJ Class A (Finland)	50,150	702,878

American Eagle Outfitters, Inc.	80,700	1,166,922

Bed Bath & Beyond, Inc. † S	49,600	2,380,800

Costco Wholesale Corp.	32,800	2,356,352

CVS Caremark Corp.	51,400	1,757,880

Iconix Brand Group, Inc. † S	62,500	1,240,625

Kohl’s Corp. †	62,600	3,178,828

Lowe’s Cos., Inc.	107,700	2,670,960

Office Depot, Inc. † S	61,700	323,925

Target Corp.	100,800	5,526,864

Urban Outfitters, Inc. †	49,400	1,670,708

		26,844,534
Semiconductor (0.9%)
KLA-Tencor Corp. S	24,000	1,057,920

Novellus Systems, Inc. †	60,600	2,185,842

		3,243,762
Shipping (1.3%)
Swift Transportation Co. † S	121,597	1,737,621

United Parcel Service, Inc. Class B S	40,100	2,871,962

		4,609,583
Software (4.5%)
BMC Software, Inc. †	67,700	3,229,290

Microsoft Corp.	146,867	4,071,888

Oracle Corp.	279,600	8,955,588

		16,256,766

20

COMMON STOCKS (97.8%)* cont.	Shares	Value

Technology (0.6%)
Tech Data Corp. †	42,100	$1,974,911

		1,974,911
Technology services (3.2%)
Google, Inc. Class A †	17,378	10,433,056

Western Union Co. (The) S	61,700	1,251,276

		11,684,332
Telecommunications (2.0%)
ADTRAN, Inc. S	36,400	1,497,132

American Tower Corp. Class A † S	63,000	3,204,180

Iridium Communications, Inc. † S	135,087	1,037,468

NII Holdings, Inc. †	38,942	1,634,785

		7,373,565
Textiles (0.8%)
Hanesbrands, Inc. † S	79,200	1,823,184

VF Corp.	14,400	1,191,168

		3,014,352
Tobacco (1.2%)
Philip Morris International, Inc.	77,500	4,436,100

		4,436,100
Toys (0.2%)
Hasbro, Inc.	15,100	665,759

		665,759

Total common stocks (cost $294,979,494)		$356,108,566

WARRANTS (0.5%)* †	Expiration	Strike
	date	price	Warrants	Value

Citigroup, Inc.	1/4/19	$10.61	163,930	$162,291

JPMorgan Chase & Co. W	10/28/18	42.42	111,068	1,621,593

Total warrants (cost $1,359,550)				$1,783,884

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

JPMorgan Chase & Co. (Call)	Jan-12/$45.00	52,400	$240,894

Total purchased options outstanding (cost $148,292)			$240,894

SHORT-TERM INVESTMENTS (13.6%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.20% [d]		41,213,788	$41,213,788

Putnam Money Market Liquidity Fund 0.17% [e]		7,962,965	7,962,965

U.S. Treasury Bills with an effective yield of 0.24%,
October 20, 2011		$24,000	23,965

U.S. Treasury Bills with an effective yield of 0.20%,
August 25, 2011		189,000	188,738

Total short-term investments (cost $49,389,498)			$49,389,456

TOTAL INVESTMENTS

Total investments (cost $345,876,834)			$407,522,800

21

Key to holding’s abbreviations

ADR American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2010 through January 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $364,169,175.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

S Securities on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $71,597 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS at 1/31/11 (aggregate face value $1,504,979) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

UBS AG

	Euro	Sell	2/16/11	$1,539,532	$1,504,979	$(34,553)

Total						$(34,553)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/11 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
baskets	8,486	9/14/11	(1 month	A basket	$16,834
			USD-LIBOR-BBA	(GSGLPMIN)
			plus 60 bp)	of common stocks

baskets	13,817	9/26/11	(1 month	A basket	(51,097)
			USD-LIBOR-BBA	(GSCBPBNK)
			plus 35 bps)	of common stocks

Total					$(34,263)

22

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$18,778,926	$544,473	$—

Capital goods	29,673,124	928,689	—

Communication services	9,963,594	—	—

Conglomerates	7,398,235	—	—

Consumer cyclicals	46,896,049	702,878	—

Consumer staples	30,896,367	—	—

Energy	35,373,703	—	—

Financials	21,209,734	—	1,025,833

Health care	39,833,544	—	—

Technology	104,694,134	—	—

Transportation	5,858,083	—	—

Utilities and power	2,331,200	—	—

Total common stocks	352,906,693	2,176,040	1,025,833

Purchased options outstanding	—	240,894	—

Warrants	1,783,884	—	—

Short-term investments	7,962,965	41,426,491	—

Totals by level	$362,653,542	$43,843,425	$1,025,833

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(34,553)	$—

Total return swap contracts	—	(34,263)	—

Totals by level	$—	$(68,816)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

23

Statement of assets and liabilities 1/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $40,962,740 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $296,700,081)	$358,346,047
Affiliated issuers (identified cost $49,176,753) (Notes 1 and 6)	49,176,753

Dividends, interest and other receivables	247,590

Receivable for shares of the fund sold	222,081

Receivable for investments sold	8,818,899

Unrealized appreciation on swap contracts (Note 1)	16,834

Total assets	416,828,204

LIABILITIES

Payable for investments purchased	10,077,168

Payable for shares of the fund repurchased	581,932

Payable for compensation of Manager (Note 2)	182,719

Payable for investor servicing fees (Note 2)	94,696

Payable for custodian fees (Note 2)	7,798

Payable for Trustee compensation and expenses (Note 2)	191,920

Payable for administrative services (Note 2)	662

Payable for distribution fees (Note 2)	105,359

Unrealized depreciation on forward currency contracts (Note 1)	34,553

Unrealized depreciation on swap contracts (Note 1)	51,097

Collateral on securities loaned, at value (Note 1)	41,213,788

Other accrued expenses	117,337

Total liabilities	52,659,029

Net assets	$364,169,175

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,096,661,556

Accumulated net investment loss (Note 1)	(505,751)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(793,564,324)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	61,577,694

Total — Representing net assets applicable to capital shares outstanding	$364,169,175

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($304,151,797 divided by 17,957,960 shares)	$16.94

Offering price per class A share (100/94.25 of $16.94)*	$17.97

Net asset value and offering price per class B share ($29,518,422 divided by 1,905,002 shares)**	$15.50

Net asset value and offering price per class C share ($14,149,387 divided by 901,096 shares)**	$15.70

Net asset value and redemption price per class M share ($5,160,406 divided by 323,077 shares)	$15.97

Offering price per class M share (100/96.50 of $15.97)*	$16.55

Net asset value, offering price and redemption price per class R share
($358,741 divided by 21,564 shares)	$16.64

Net asset value, offering price and redemption price per class Y share
($10,830,422 divided by 622,329 shares)	$17.40

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24

Statement of operations Six months ended 1/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $10,038)	$1,909,639

Interest (including interest income of $5,039 from investments in affiliated issuers) (Note 6)	5,324

Securities lending (Note 1)	15,658

Total investment income	1,930,621

EXPENSES

Compensation of Manager (Note 2)	962,049

Investor servicing fees (Note 2)	577,797

Custodian fees (Note 2)	9,624

Trustee compensation and expenses (Note 2)	16,859

Administrative services (Note 2)	4,752

Distribution fees — Class A (Note 2)	354,887

Distribution fees — Class B (Note 2)	145,662

Distribution fees — Class C (Note 2)	66,479

Distribution fees — Class M (Note 2)	18,074

Distribution fees — Class R (Note 2)	796

Other	92,510

Total expenses	2,249,489

Expense reduction (Note 2)	(16,553)

Net expenses	2,232,936

Net investment loss	(302,315)

Net realized gain on investments (Notes 1 and 3)	20,212,423

Net realized gain on swap contracts (Note 1)	741,285

Net realized loss on futures contracts (Note 1)	(7,615)

Net realized loss on foreign currency transactions (Note 1)	(74,710)

Net realized gain on written options (Notes 1 and 3)	117,312

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(17,033)

Net unrealized appreciation of investments and swap contracts during the period	47,732,577

Net gain on investments	68,704,239

Net increase in net assets resulting from operations	$68,401,924

The accompanying notes are an integral part of these financial statements.

25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/11*	Year ended 7/31/10

Operations:
Net investment loss	$(302,315)	$(932,589)

Net realized gain on investments
and foreign currency transactions	20,988,695	52,859,755

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	47,715,544	(10,577,358)

Net increase in net assets resulting from operations	68,401,924	41,349,808

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(1,122,145)

Class M	—	(360)

Class R	—	(584)

Class Y	—	(38,695)

From return of capital
Class A	—	(24,780)

Class M	—	(8)

Class R	—	(13)

Class Y	—	(854)

Redemption fees (Note 1)	864	1,044

Decrease from capital share transactions (Note 4)	(17,604,004)	(41,205,739)

Total increase (decrease) in net assets	50,798,784	(1,042,326)

NET ASSETS

Beginning of period	313,370,391	314,412,717

End of period (including accumulated net investment
loss of $505,751 and distributions in excess of net investment
income of $203,436, respectively)	$364,169,175	$313,370,391

* Unaudited

The accompanying notes are an integral part of these financial statements.

26

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27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees [b]	reimbursments	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
January 31, 2011**	$13.82	(.01)	3.13 [e]	3.12	—	—	—	—	—	$16.94	22.58 *[e]	$304,152	.62*	(.04)*	43.46*
July 31, 2010	12.24	(.02)	1.66 [f]	1.64	(.06)	— [b]	(.06)	—	—	13.82	13.39 [f]	261,202	1.32 [g]	(.17) [g]	96.14
July 31, 2009	13.54	.05	(1.35) [h]	(1.30)	—	—	—	—	— [b,i]	12.24	(9.60) [h]	254,606	1.27 [g]	.49 [g]	160.17
July 31, 2008	14.84	(.01)	(1.29)	(1.30)	—	—	—	—	—	13.54	(8.76)	305,508	1.29 [g]	(.04) [g]	69.13
July 31, 2007	12.99	(.04)	1.89	1.85	—	—	—	—	—	14.84	14.24	361,708	1.32 [g]	(.30) [g]	64.83
July 31, 2006	13.20	— [b,j]	(.09)	(.09)	(.12)	—	(.12)	—	—	12.99	(.74) [j]	353,600	1.26 [g,j]	(.03) [g,j]	88.39

Class B
January 31, 2011**	$12.69	(.06)	2.87 [e]	2.81	—	—	—	—	—	$15.50	22.14 *[e]	$29,518	1.00*	(.42)*	43.46*
July 31, 2010	11.28	(.11)	1.52 [f]	1.41	—	—	—	—	—	12.69	12.50 [f]	28,983	2.07 [g]	(.91) [g]	96.14
July 31, 2009	12.57	(.02)	(1.27) [h]	(1.29)	—	—	—	—	— [b,i]	11.28	(10.26) [h]	37,357	2.02 [g]	(.20) [g]	160.17
July 31, 2008	13.89	(.11)	(1.21)	(1.32)	—	—	—	—	—	12.57	(9.50)	73,688	2.04 [g]	(.81) [g]	69.13
July 31, 2007	12.24	(.14)	1.79	1.65	—	—	—	—	—	13.89	13.48	167,563	2.07 [g]	(1.03) [g]	64.83
July 31, 2006	12.44	(.10) [j]	(.09)	(.19)	(.01)	—	(.01)	—	—	12.24	(1.55) [j]	267,264	2.01 [g,j]	(.77) [g,j]	88.39

Class C
January 31, 2011**	$12.86	(.06)	2.90 [e]	2.84	—	—	—	—	—	$15.70	22.08 *[e]	$14,149	1.00*	(.42)*	43.46*
July 31, 2010	11.43	(.12)	1.55 [f]	1.43	—	—	—	—	—	12.86	12.51 [f]	12,321	2.07 [g]	(.92) [g]	96.14
July 31, 2009	12.74	(.02)	(1.29) [h]	(1.31)	—	—	—	—	— [b,i]	11.43	(10.28) [h]	12,159	2.02 [g]	(.25) [g]	160.17
July 31, 2008	14.07	(.11)	(1.22)	(1.33)	—	—	—	—	—	12.74	(9.45)	16,311	2.04 [g]	(.79) [g]	69.13
July 31, 2007	12.40	(.14)	1.81	1.67	—	—	—	—	—	14.07	13.47	22,364	2.07 [g]	(1.04) [g]	64.83
July 31, 2006	12.60	(.10) [j]	(.09)	(.19)	(.01)	—	(.01)	—	—	12.40	(1.53) [j]	26,724	2.01 [g,j]	(.77) [g,j]	88.39

Class M
January 31, 2011**	$13.07	(.04)	2.94 [e]	2.90	—	—	—	—	—	$15.97	22.19 *[e]	$5,160	.87*	(.29)*	43.46*
July 31, 2010	11.58	(.09)	1.58 [f]	1.49	— [b]	— [b]	— [b]	—	—	13.07	12.88 [f]	4,460	1.82 [g]	(.67) [g]	96.14
July 31, 2009	12.88	— [b]	(1.30) [h]	(1.30)	—	—	—	—	— [b,i]	11.58	(10.09) [h]	4,470	1.77 [g]	— [g,k]	160.17
July 31, 2008	14.19	(.08)	(1.23)	(1.31)	—	—	—	—	—	12.88	(9.23)	5,675	1.79 [g]	(.54) [g]	69.13
July 31, 2007	12.48	(.11)	1.82	1.71	—	—	—	—	—	14.19	13.70	8,011	1.82 [g]	(.79) [g]	64.83
July 31, 2006	12.68	(.07) [j]	(.09)	(.16)	(.04)	—	(.04)	—	—	12.48	(1.27) [j]	9,472	1.76 [g,j]	(.52) [g,j]	88.39

Class R
January 31, 2011**	$13.59	(.03)	3.08 [e]	3.05	—	—	—	—	—	$16.64	22.44 *[e]	$359	.75*	(.17)*	43.46*
July 31, 2010	12.05	(.06)	1.64 [f]	1.58	(.04)	— [b]	(.04)	—	—	13.59	13.08 [f]	241	1.57 [g]	(.43) [g]	96.14
July 31, 2009	13.36	.02	(1.33) [h]	(1.31)	—	—	—	—	— [b,i]	12.05	(9.81) [h]	183	1.52 [g]	.22 [g]	160.17
July 31, 2008	14.68	(.04)	(1.28)	(1.32)	—	—	—	—	—	13.36	(8.99)	172	1.54 [g]	(.30) [g]	69.13
July 31, 2007	12.88	(.08)	1.88	1.80	—	—	—	—	—	14.68	13.98	134	1.57 [g]	(.57) [g]	64.83
July 31, 2006	13.12	(.04) [j]	(.08)	(.12)	(.12)	—	(.12)	—	—	12.88	(.96) [j]	65	1.51 [g,j]	(.29) [g,j]	88.39

Class Y
January 31, 2011**	$14.18	.01	3.21 [e]	3.22	—	—	—	—	—	$17.40	22.71 *[e]	$10,830	.50*	.08*	43.46*
July 31, 2010	12.55	.01	1.71 [f]	1.72	(.09)	— [b]	(.09)	—	—	14.18	13.69 [f]	6,163	1.07 [g]	.08 [g]	96.14
July 31, 2009	13.85	.08	(1.38) [h]	(1.30)	—	—	—	—	— [b,i]	12.55	(9.39) [h]	5,638	1.02 [g]	.73 [g]	160.17
July 31, 2008	15.14	.03	(1.32)	(1.29)	—	—	—	—	—	13.85	(8.52)	6,084	1.04 [g]	.21 [g]	69.13
July 31, 2007	13.22	(.01)	1.93	1.92	—	—	—	—	—	15.14	14.52	7,746	1.07 [g]	(.05) [g]	64.83
July 31, 2006	13.44	.03 [j]	(.09)	(.06)	(.16)	—	(.16)	—	—	13.22	(.53) [j]	7,397	1.01 [g,j]	.23 [g,j]	88.39

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on January 19, 2011:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.09% for the six-months ended January 31, 2011.

f Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 28, 2009:

Per share

Class A	$0.09

Class B	0.09

Class C	0.09

Class M	0.09

Class R	0.09

Class Y	0.10

This payment resulted in an increase to total returns of 0.74% for the year ended July 31, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2010	0.05%

July 31, 2009	0.25

July 31, 2008	0.16

July 31, 2007	0.21

July 31, 2006	0.30

The accompanying notes are an integral part of these financial statements.

30

Financial highlights (Continued)

h Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 29, 2008:

Per share

Class A	$0.44

Class B	0.41

Class C	0.41

Class M	0.42

Class R	0.43

Class Y	0.45

This payment resulted in an increase to total returns of 3.25% for the year ended July 31, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding on June 23, 2009.

 j Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended July 31, 2006.

k Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

31

Notes to financial statements 1/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Growth Opportunities Fund (the fund), is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio primarily consisting of common stocks of large U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes are fast-growing and whose earnings are likely to increase over time.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2010 through January 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

32

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract

33

is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of futures contracts was minimal.

E) Options contracts The fund uses options contracts to enhance a return on a security owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 40,700 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

F) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,036,000 on forward currency contracts for the reporting period.

G) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events

34

of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $269,906 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $68,816 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $40,962,740 and the fund received cash collateral of $41,213,788.

J) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an inter-fund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

35

At July 31, 2010, the fund had a capital loss carryover of $814,062,755 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$773,706,178	July 31, 2011

29,764,682	July 31, 2017

10,591,895	July 31, 2018

The aggregate identified cost on a tax basis is $346,240,230, resulting in gross unrealized appreciation and depreciation of $68,890,283 and $7,607,713, respectively, or net unrealized appreciation of $61,282,570.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.710% of the first $5 billion, 0.660% of the next $5 billion, 0.610% of the next $10 billion, 0.560% of the next $10 billion, 0.510% of the next $50 billion, 0.490% of the next $50 billion, 0.480% of the next $100 billion and 0.475% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate of 0.28% of the fund’s average net assets before an increase of $9,618 (less than 0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate

36

of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $916 under the expense offset arrangements and by $15,637 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $226, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,252 and $225 from the sale of class A and class M shares, respectively, and received $16,789 and $127 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $21 and no monies on class A and class M redemptions, respectively.

37

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $141,941,173 and $156,043,311, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding
at beginning of the reporting period	—	$—

Options opened	58,656	117,312
Options exercised	—	—
Options expired	(58,656)	(117,312)
Options closed	—	—

Written options outstanding
at end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 1/31/11		Year ended 7/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	870,105	$13,090,099	1,680,141	$23,075,904

Shares issued in connection with
reinvestment of distributions	—	—	81,173	1,096,643

	870,105	13,090,099	1,761,314	24,172,547

Shares repurchased	(1,812,943)	(27,551,776)	(3,663,483)	(50,183,806)

Net decrease	(942,838)	$(14,461,677)	(1,902,169)	$(26,011,259)

	Six months ended 1/31/11		Year ended 7/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	60,826	$848,076	210,585	$2,674,530

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	60,826	848,076	210,585	2,674,530

Shares repurchased	(439,434)	(6,116,201)	(1,239,441)	(15,727,420)

Net decrease	(378,608)	$(5,268,125)	(1,028,856)	$(13,052,890)

	Six months ended 1/31/11		Year ended 7/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	25,586	$366,701	66,119	$846,853

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	25,586	366,701	66,119	846,853

Shares repurchased	(82,484)	(1,180,035)	(172,151)	(2,201,988)

Net decrease	(56,898)	$(813,334)	(106,032)	$(1,355,135)

38

	Six months ended 1/31/11		Year ended 7/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	5,316	$77,607	16,372	$214,790

Shares issued in connection with
reinvestment of distributions	—	—	28	362

	5,316	77,607	16,400	215,152

Shares repurchased	(23,597)	(340,806)	(60,970)	(796,202)

Net decrease	(18,281)	$(263,199)	(44,570)	$(581,050)

	Six months ended 1/31/11		Year ended 7/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	7,728	$115,695	6,107	$81,723

Shares issued in connection with
reinvestment of distributions	—	—	45	597

	7,728	115,695	6,152	82,320

Shares repurchased	(3,904)	(62,663)	(3,571)	(48,234)

Net increase	3,824	$53,032	2,581	$34,086

	Six months ended 1/31/11		Year ended 7/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	226,955	$3,770,909	85,523	$1,187,350

Shares issued in connection with
reinvestment of distributions	—	—	2,657	36,798

	226,955	3,770,909	88,180	1,224,148

Shares repurchased	(39,251)	(621,610)	(102,695)	(1,463,639)

Net increase (decrease)	187,704	$3,149,299	(14,515)	$(239,491)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$34,553

	Investments,
Equity contracts	Receivables	2,041,612	Payables	51,097

Total		$2,041,612		$85,650

39

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$—	$(72,494)	$—	$(72,494)

Equity contracts	(67,806)	44,059	(7,615)	—	741,285	$709,923

Total	$(67,806)	$44,059	$(7,615)	$(72,494)	$741,285	$637,429

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(17,044)	$—	$(17,044)

Equity contracts	92,602	(615)	—	(255,209)	$(163,222)

Total	$92,602	$(615)	$(17,044)	$(255,209)	$(180,266)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,039 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $49,886,990 and $44,606,889, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

40

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

43

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Francis J. McNamara, III
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA061 265912 3/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 31, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2011

Date of reporting period: August 1, 2010 — January 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNRAX

Putnam Research Fund

Semiannual report 1|31|11

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Research
Fund

Semiannual report
1 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and most economies around the world have continued to strengthen in early 2011, building on last year’s solid growth. The U.S. stock market added gains, delivering one of the best January returns in several years. Investors are encouraged by positive economic data, healthy corporate earnings, extended tax cuts, and historically low interest rates. Bond markets remain mixed, however, as U.S. Treasury yields have risen from their historic lows and investors have sought returns in riskier asset classes.

Putnam’s investment team maintains a positive outlook for U.S. equities in 2011, encouraged by steadily improving conditions in both the economy and in corporate America. The global outlook is less certain, with ongoing European debt issues, signs of inflation in emerging markets, and recent political uprisings in Egypt and other countries. While these global developments may well lead to future market volatility, we also believe that an active, research-focused manager like Putnam can uncover opportunities for shareholders in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Building a portfolio of best ideas

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, research is used by investment managers to assess whether a company’s stock is undervalued, overvalued, or on target at its current price.

One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and within the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and surprises can always occur.

Putnam’s Global Equity Research team gathers information from on-site interviews with company management and through meetings with sources who are able to provide additional information about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of a diversified portfolio, you are investing in what we like to call a “best ideas” fund: It represents the select stock picks of Putnam’s large-cap equity research analysts, incorporated into a single portfolio, regardless of investment style (growth or value). We believe that each stock pick represents a specialized and comprehensive view of a company, compiled by a focused, dedicated analyst.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The market may not favor growth- or value-style investing.

Putnam’s research analysts specialize in sectors and industries

Consumer staples Broadcasting, lodging/tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/software, semiconductors, services

Materials Gold, metals, paper products/packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio managers

How did Putnam Research Fund perform in the fiscal year’s first half, which ended on January 31, 2011?

The fund’s class A shares finished the period with an 18.85% gain, above the 17.93% result of the benchmark S&P 500 Index. The fund also performed better than the average of its Lipper peer group, Large-Cap Core Funds, which was 17.00%. We achieved these results through our fundamental research process to identify attractive stocks in all sectors of the market.

Stocks advanced solidly again this period. What explains the market’s results?

Investors generally became more confident about the economic recovery, and stock prices rose in anticipation that growth would continue to support robust corporate earnings. At the beginning of the period, there was still considerable skepticism about the economy and fear of a double-dip recession. However, since September, data have shown the recovery to be on track. GDP grew at an annualized rate of 2.8% in the fourth quarter, up from 2.6% in the third quarter. In addition, the Fed’s decision to maintain low interest rates and inject more liquidity into financial markets through a renewed Treasury purchase program bolstered confidence. Near the end of the period, the federal government also took action to prevent taxes from rising, giving investors another reason to be optimistic. On a fundamental level, corporate profits remained impressive throughout the entire period.

Why did the fund perform better than the broader market?

Putnam Research Fund’s strategy focuses on stock selection, to showcase Putnam’s commitment to active investment management and fundamental research. The

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

fund’s sector weightings are kept quite close to those of the benchmark so that the results, whether better or worse than the index, depend on our ability to identify stocks that can perform better than the market. We want to demonstrate our philosophy that talented, skilled, and experienced investors can assemble a better portfolio than the market in general. In this period, we are pleased to report that our stock selection across nearly all sectors contributed positively to the fund’s performance. In only one sector, financials, did results not keep pace with the benchmark.

What stocks contributed strong results on an individual basis?

A couple of the top contributors were energy stocks. This sector benefited from growing demand driven by the recovery in the U.S. and global economies, which led to higher prices for oil. One of the fund’s top performers was Hess, which we held as an overweight position relative to the benchmark. The company successfully increased its production at the Bakken field in North Dakota, and it is poised to undertake an aggressive exploration campaign that can add to its reserves. As a relatively large oil company it benefited disproportionately from rising oil prices. The fund also had an overweight position in National Oilwell Varco, which has benefited from the industry’s new emphasis on buying the newest and safest offshore rig equipment. Varco is the leading manufacturer of the key drilling and safety equipment for these rigs, and a large number of new offshore projects were announced last year.

In the technology sector, the fund held an overweight position in Atmel, a developer of semiconductor integrated circuits. This company, under new management, sold off underperforming divisions and reinvested the proceeds to become the market-share leader in touch-screen microchip technology. We sold this holding at a profit before the end of the fiscal period, when it reached what we considered fair value.

In the consumer cyclicals sector, the fund saw great results from an overweight position

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

in Priceline.com. This company is a leading provider of online travel services in the United States and abroad. We added this to the portfolio before the beginning of the period, at a time when the stock had fallen in price because the Iceland volcano had shut down air travel across the North Atlantic, and consumer spending in general appeared in jeopardy. However, when the company reported earnings early in the period, the stock jumped higher, and it has continued to appreciate. We still believe the market has not yet fully recognized the stock’s potential, especially because 75% of its profits come from overseas, where growth is faster and the upside is greater than in the United States.

Where did you see disappointing performance?

Two of the fund’s for-profit college stocks underperformed the index, and for largely the same reasons. Career Education, which is an out-of-benchmark position, and Apollo Group, an overweight position versus the benchmark, have been penalized by the market because of concerns about new government regulations. The final rules to be issued soon by the U.S. Department of Education are likely to be quite burdensome, but in our view the market has overreacted in assigning low valuations to these stocks. We believe the companies are flexible enough to adjust to the regulations in ways that can enhance their long-term profitability.

For example, after receiving criticism for the number of students who did not complete their programs, yet took on debt, the companies now make greater efforts to attract students more likely to finish their degrees. This benefits the students and also helps the companies, because students who complete

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 1/31/11. Short-term holdings are excluded. Holdings will vary over time.

their programs pay more in tuition, without significant additional costs to the companies. We think the demand for education will remain high, and we believe these companies can find ways to grow profits even under new regulations. For these reasons, we continue to own both stocks.

Holdings in the financials sector also underperformed the index. An example is Assured Guaranty, which is based in Bermuda and specializes in credit protection products for public finance, infrastructure, and structured finance markets. The stock fell after Standard & Poor’s announced new ratings criteria for insurance companies, which suggested that Assured Guaranty needed to raise capital or face a downgrade. However, the announcement left the timing of the capital requirements uncertain.

Also, since the announcement, S&P continues to take feedback regarding its rating methods and may adjust them. In short, there is a cloud of uncertainty over the stock, but our fundamental research indicates the company can continue to grow its earnings. We believe that the uncertainty will be dispelled in coming months, giving the stock potential to appreciate.

What is your outlook for the stock market and for the fund?

We believe the market rally that began last September has some staying power. Corporate profits remain near some of the best levels in history, the economy appears to be gaining momentum, and there has even been some progress on reducing unemployment, which would help to support consumer spending.

At the same time, we are cognizant of the fact that new jobs are not yet being created at the same pace that is typical of past recoveries, and the housing market remains weak. Fortunately, companies have done well in generating earnings despite these weaknesses. We also expect to see greater

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

disparities in stock performance during the coming period. During 2010 many stocks rose and fell in unison, reacting more to macroeconomic issues than to the fundamental characteristics of each individual company. We believe that it has led to some mispricings — some stocks are overvalued and a number are undervalued. In 2011, macro issues may begin to take a back seat, and company-level issues should become more important. We regard such an environment to be more fertile for the fundamental research and active stock selection that we employ with this fund.

Thank you for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s management team

Putnam Research Fund is managed by a team of senior equity analysts at Putnam: Kelsey Chen, Steven Curbow, George Gianarikas, Ferat Ongoren, Walter Scully, and Michael Yogg. They are overseen by Putnam’s Chief Investment Officer Walter Donovan, who has been in the investment industry since 1985.

IN THE NEWS

The U.S. economic recovery is progressing, although the unemployment rate remains persistently high. Increases in exports, consumer spending, and existing home sales drove the fourth-quarter GDP growth of 2.8%, the Commerce Department reported. At its December meeting, the Federal Open Market Committee noted that the recent economic growth has been “insufficient to bring about a significant improvement in labor market conditions.” In January, the U.S. unemployment rate did inch down to 9.0% from 9.4%. Consumer spending remains constrained by high unemployment, while businesses may be investing more in equipment and less on new hires.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.97%	6.56%	6.13%	6.13%	6.17%	6.17%	6.44%	6.19%	6.71%	7.16%

10 years	–5.59	–11.03	–12.50	–12.50	–12.47	–12.47	–10.20	–13.35	–7.89	–3.19
Annual average	–0.57	–1.16	–1.33	–1.33	–1.32	–1.32	–1.07	–1.42	–0.82	–0.32

5 years	7.61	1.43	3.58	1.58	3.57	3.57	4.91	1.24	6.25	8.92
Annual average	1.48	0.28	0.71	0.31	0.70	0.70	0.96	0.25	1.22	1.72

3 years	5.43	–0.65	2.99	–0.01	3.06	3.06	3.82	0.16	4.61	6.16
Annual average	1.78	–0.22	0.99	0.00	1.01	1.01	1.26	0.05	1.51	2.01

1 year	23.38	16.28	22.39	17.39	22.48	21.48	22.71	18.43	23.00	23.65

6 months	18.85	12.00	18.40	13.40	18.41	17.41	18.62	14.43	18.75	19.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Prior performance benefited from the receipt of a Tyco International, Ltd. class action settlement pertaining to investments made prior to 2003.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 1/31/11

		Lipper Large-Cap Core Funds
	S&P 500 Index	category average*

Annual average (life of fund)	7.22%	6.59%

10 years	13.76	16.34
Annual average	1.30	1.30

5 years	11.69	9.58
Annual average	2.24	1.77

3 years	–0.16	–1.29
Annual average	–0.05	–0.49

1 year	22.19	19.55

6 months	17.93	17.00

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/11, there were 1,081, 1,063, 914, 769, 462, and 182 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		1	1

Income	$0.082		—	—	$0.013		$0.058	$0.120

Capital gains	—		—	—	—		—	—

Total	$0.082		—	—	$0.013		$0.058	$0.120

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/10	$13.08	$13.88	$12.28	$12.33	$12.59	$13.05	$13.02	$13.16

1/31/11	15.46	16.40	14.54	14.60	14.92	15.46	15.40	15.54

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.87%	6.45%	6.02%	6.02%	6.06%	6.06%	6.33%	6.08%	6.60%	7.06%

10 years	–4.04	–9.56	–11.03	–11.03	–11.02	–11.02	–8.73	–11.95	–6.34	–1.60
Annual average	–0.41	–1.00	–1.16	–1.16	–1.16	–1.16	–0.91	–1.26	–0.65	–0.16

5 years	7.63	1.47	3.58	1.58	3.64	3.64	5.00	1.32	6.27	9.02
Annual average	1.48	0.29	0.71	0.31	0.72	0.72	0.98	0.26	1.22	1.74

3 years	–3.74	–9.25	–5.92	–8.75	–5.88	–5.88	–5.14	–8.45	–4.45	–3.01
Annual average	–1.26	–3.18	–2.01	–3.01	–2.00	–2.00	–1.74	–2.90	–1.51	–1.01

1 year	16.31	9.61	15.39	10.38	15.40	14.40	15.68	11.62	16.00	16.59

6 months	25.30	18.11	24.89	19.89	24.87	23.87	25.07	20.74	25.21	25.46

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/10*	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Annualized expense ratio for the six-month period
ended 1/31/11	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2010, to January 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.84	$10.95	$10.96	$9.59	$8.22	$5.47

Ending value (after expenses)	$1,188.50	$1,184.00	$1,184.10	$1,186.20	$1,187.50	$1,190.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2011, use the following calculation method. To find the value of your investment on August 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.31	$10.11	$10.11	$8.84	$7.58	$5.04

Ending value (after expenses)	$1,018.95	$1,015.17	$1,015.17	$1,016.43	$1,017.69	$1,020.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2011, Putnam employees had approximately $352,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/11 (Unaudited)

COMMON STOCKS (93.6%)*	Shares	Value

Aerospace and defense (2.3%)
General Dynamics Corp.	9,588	$722,935

L-3 Communications Holdings, Inc.	10,384	812,548

Northrop Grumman Corp.	7,207	499,445

Precision Castparts Corp.	9,695	1,386,288

Raytheon Co.	4,114	205,659

Safran SA (France)	27,075	978,446

United Technologies Corp.	8,047	654,221

		5,259,542
Agriculture (0.1%)
Archer Daniels Midland Co.	8,808	287,757

		287,757
Airlines (0.2%)
Delta Air Lines, Inc. †	26,544	309,768

United Continental Holdings, Inc. †	10,772	273,609

		583,377
Automotive (0.7%)
Ford Motor Co. †	85,009	1,355,894

General Motors Co. †	6,815	248,679

RSC Holdings, Inc. †	8,002	95,704

		1,700,277
Banking (7.0%)
Bank of America Corp.	180,669	2,480,585

Bank of New York Mellon Corp. (The)	22,208	693,556

BB&T Corp.	13,049	360,674

Bond Street Holdings, LLC 144A Class A † F	14,838	303,437

Citigroup, Inc. †	520,669	2,509,625

Comerica, Inc.	3,320	126,824

Fifth Third Bancorp	19,076	283,660

First Horizon National Corp.	4,907	55,596

Hudson City Bancorp, Inc.	9,905	108,757

Huntington Bancshares, Inc.	16,235	117,541

JPMorgan Chase & Co.	70,062	3,148,586

KeyCorp	16,561	147,393

M&T Bank Corp.	2,246	194,212

Marshall & Ilsley Corp.	10	70

Northern Trust Corp.	4,344	225,801

People’s United Financial, Inc.	6,940	89,595

PNC Financial Services Group, Inc.	9,890	593,400

Regions Financial Corp.	23,626	167,745

State Street Corp.	8,999	420,433

SunTrust Banks, Inc.	9,404	286,164

U.S. Bancorp	34,363	927,801

Wells Fargo & Co.	94,064	3,049,555

Zions Bancorp.	3,348	78,946

		16,369,956
Beverage (2.1%)
Coca-Cola Co. (The)	43,454	2,731,084

Coca-Cola Enterprises, Inc.	35,336	889,054

COMMON STOCKS (93.6%)* cont.	Shares	Value

Beverage cont.
Hansen Natural Corp. †	2,619	$148,340

PepsiCo, Inc.	16,471	1,059,250

		4,827,728
Biotechnology (1.6%)
Amgen, Inc. †	4,631	255,075

Auxilium Pharmaceuticals, Inc. †	27,184	616,805

Celgene Corp. †	23,506	1,211,264

Complete Genomics, Inc. †	1,990	15,084

Dendreon Corp. †	17,921	627,952

Genzyme Corp. †	12,321	903,745

		3,629,925
Broadcasting (0.2%)
CBS Corp. Class B	22,910	454,305

		454,305
Building materials (0.3%)
Owens Corning, Inc. †	19,536	653,870

		653,870
Cable television (1.5%)
Comcast Corp. Class A	85,450	1,943,988

DIRECTV Class A †	24,143	1,023,422

Time Warner Cable, Inc.	8,509	577,165

		3,544,575
Chemicals (2.2%)
Air Products & Chemicals, Inc.	5,501	479,962

Albemarle Corp.	4,073	228,740

Celanese Corp. Ser. A	4,037	167,495

CF Industries Holdings, Inc.	2,820	380,813

Dow Chemical Co. (The)	28,986	1,028,423

E.I. du Pont de Nemours & Co.	17,395	881,579

FMC Corp.	40	3,042

Huntsman Corp.	24,323	423,463

LyondellBasell Industries NV Class A (Netherlands) †	10,133	364,180

Monsanto Co.	9,214	676,123

PPG Industries, Inc.	5,192	437,582

		5,071,402
Coal (0.3%)
CONSOL Energy, Inc.	12,268	609,720

Patriot Coal Corp. †	5,463	142,967

		752,687
Commercial and consumer services (1.3%)
Alliance Data Systems Corp. †	8,075	571,226

Automatic Data Processing, Inc.	4,220	202,138

Dun & Bradstreet Corp. (The)	1,215	103,214

Mastercard, Inc. Class A	1,747	413,183

Monster Worldwide, Inc. †	1,388	23,110

Moody’s Corp.	3,958	116,246

Paychex, Inc.	1,871	59,872

Priceline.com, Inc. †	2,199	942,315

Visa, Inc. Class A	9,039	631,374

		3,062,678

COMMON STOCKS (93.6%)* cont.	Shares	Value

Communications equipment (2.8%)
Cisco Systems, Inc. †	142,869	$3,021,679

Corning, Inc.	13,314	295,704

Harris Corp.	14,016	652,305

Qualcomm, Inc.	47,621	2,577,725

		6,547,413
Computers (6.1%)
Apple, Inc. †	17,246	5,851,913

EMC Corp. †	44,171	1,099,416

Hewlett-Packard Co.	107,309	4,902,948

IBM Corp.	9,531	1,544,022

Seagate Technology †	14,246	199,444

Teradata Corp. †	3,172	136,364

Xerox Corp.	33,023	350,704

		14,084,811
Conglomerates (3.7%)
General Electric Co.	280,923	5,657,789

Honeywell International, Inc.	19,372	1,085,026

Tyco International, Ltd.	40,070	1,796,338

		8,539,153
Consumer finance (0.7%)
American Express Co.	18,173	788,345

Capital One Financial Corp.	6,572	316,508

Discover Financial Services	19,820	408,094

SLM Corp. †	3,643	52,496

		1,565,443
Consumer goods (2.4%)
Colgate-Palmolive Co.	24,696	1,895,912

Energizer Holdings, Inc. †	3,600	261,864

Estee Lauder Cos., Inc. (The) Class A	1,634	131,537

hhgregg, Inc. †	3,063	56,145

Newell Rubbermaid, Inc.	14,855	285,959

Procter & Gamble Co. (The)	45,942	2,900,318

		5,531,735
Consumer services (0.2%)
Avis Budget Group, Inc. †	4,635	64,148

Hertz Global Holdings, Inc. †	19,523	287,183

Netflix, Inc. †	665	142,363

		493,694
Containers (0.1%)
Crown Holdings, Inc. †	8,679	289,531

		289,531
Distribution (—%)
Genuine Parts Co.	1,383	71,570

		71,570
Electric utilities (3.1%)
AES Corp. (The) †	74,910	928,884

Ameren Corp.	36,242	1,028,186

American Electric Power Co., Inc.	26,261	936,992

Edison International	21,428	777,408

Entergy Corp.	9,794	706,833

Great Plains Energy, Inc.	17,866	351,603

COMMON STOCKS (93.6%)* cont.	Shares	Value

Electric utilities cont.
NV Energy, Inc.	62,484	$897,895

PG&E Corp.	20,823	963,688

PPL Corp.	22,682	584,969

		7,176,458
Electrical equipment (0.4%)
Emerson Electric Co.	14,543	856,292

		856,292
Electronics (1.8%)
Agilent Technologies, Inc. †	8,404	351,539

Intel Corp.	18,494	396,881

SanDisk Corp. †	52,239	2,370,083

Texas Instruments, Inc.	30,063	1,019,436

		4,137,939
Energy (oil field) (2.9%)
National Oilwell Varco, Inc.	34,927	2,581,105

Schlumberger, Ltd.	38,081	3,388,828

Weatherford International, Ltd. (Switzerland) †	34,336	814,450

		6,784,383
Energy (other) (0.8%)
First Solar, Inc. †	12,490	1,930,704

		1,930,704
Engineering and construction (0.2%)
Fluor Corp.	4,979	344,497

Shaw Group, Inc. †	1,875	70,819

		415,316
Financial (0.4%)
Assurant, Inc.	3,200	125,536

CME Group, Inc.	1,992	614,652

IntercontinentalExchange, Inc. †	1,564	188,446

Nasdaq OMX Group, Inc. (The) †	1,042	25,508

NYSE Euronext	2,082	66,228

		1,020,370
Food (0.9%)
Hershey Co. (The)	27,908	1,303,025

Kraft Foods, Inc. Class A	15,091	461,332

Mead Johnson Nutrition Co. Class A	4,121	238,894

		2,003,251
Forest products and packaging (0.2%)
International Paper Co.	16,192	467,625

		467,625
Health-care services (1.9%)
Aetna, Inc.	28,431	936,517

AmerisourceBergen Corp.	10,278	368,569

Cardinal Health, Inc.	4,804	199,414

CIGNA Corp.	14,039	589,919

Express Scripts, Inc. †	9,756	549,555

Fresenius Medical Care AG & Co., KGaA ADR (Germany)	1,284	75,191

McKesson Corp.	4,499	338,190

Omnicare, Inc.	2,765	71,669

Quest Diagnostics, Inc.	6,245	355,653

WellPoint, Inc. †	16,246	1,009,202

		4,493,879

COMMON STOCKS (93.6%)* cont.	Shares	Value

Industrial (0.1%)
China Ming Yang Wind Power Group, Ltd. ADS (China) †	17,107	$157,898

		157,898
Insurance (3.5%)
ACE, Ltd.	6,400	394,176

Aflac, Inc.	20,400	1,174,632

Allstate Corp. (The)	12,700	395,478

Assured Guaranty, Ltd. (Bermuda)	51,900	750,474

Berkshire Hathaway, Inc. Class B †	14,975	1,224,206

Chubb Corp. (The)	3,500	202,755

Hartford Financial Services Group, Inc. (The)	29,400	816,732

Marsh & McLennan Cos., Inc.	10,000	278,800

MBIA, Inc. †	27,900	298,530

MetLife, Inc.	19,300	883,361

Progressive Corp. (The)	18,800	372,428

Prudential Financial, Inc.	12,800	787,328

XL Group PLC	26,500	607,380

		8,186,280
Investment banking/Brokerage (1.8%)
Ameriprise Financial, Inc.	4,719	290,926

BlackRock, Inc.	367	72,673

Charles Schwab Corp. (The)	18,886	340,892

Franklin Resources, Inc.	3,496	421,792

Goldman Sachs Group, Inc. (The)	9,164	1,499,414

Invesco, Ltd.	12,618	312,169

Morgan Stanley	27,112	797,093

T. Rowe Price Group, Inc.	5,252	346,212

		4,081,171
Lodging/Tourism (0.4%)
Wyndham Worldwide Corp.	33,065	930,118

		930,118
Machinery (1.2%)
Cummins, Inc.	1,613	170,784

Deere & Co.	7,535	684,932

Parker Hannifin Corp.	20,824	1,861,874

		2,717,590
Manufacturing (1.1%)
Eaton Corp.	3,904	421,476

Illinois Tool Works, Inc.	21,313	1,140,032

Ingersoll-Rand PLC	23,091	1,089,895

		2,651,403
Media (1.8%)
Interpublic Group of Companies, Inc. (The) †	47,756	510,512

Time Warner, Inc.	35,496	1,116,349

Viacom, Inc. Class B	19,093	793,314

Walt Disney Co. (The)	47,870	1,860,707

		4,280,882
Medical technology (2.0%)
Baxter International, Inc.	17,389	843,193

Becton, Dickinson and Co.	1,730	143,504

Boston Scientific Corp. †	47,686	332,848

COMMON STOCKS (93.6%)* cont.	Shares	Value

Medical technology cont.
Covidien PLC (Ireland)	7,620	$361,721

Hospira, Inc. †	4,713	260,299

Intuitive Surgical, Inc. †	477	154,028

Life Technologies Corp. †	5,550	301,310

Medtronic, Inc.	25,043	959,648

St. Jude Medical, Inc. †	7,905	320,153

Stryker Corp.	5,394	310,479

Thermo Fisher Scientific, Inc. †	13,372	765,814

		4,752,997
Metals (0.8%)
Cliffs Natural Resources, Inc.	3,005	256,807

Freeport-McMoRan Copper & Gold, Inc. Class B	9,588	1,042,695

Newmont Mining Corp.	2,163	119,116

Nucor Corp.	8,488	389,684

		1,808,302
Oil and gas (8.3%)
Chevron Corp.	46,183	4,384,152

Devon Energy Corp.	13,943	1,236,605

Exxon Mobil Corp.	82,624	6,666,104

Hess Corp.	20,396	1,715,712

Occidental Petroleum Corp.	30,397	2,938,782

Petrohawk Energy Corp. †	51,079	1,024,134

Southwestern Energy Co. †	31,637	1,249,662

		19,215,151
Pharmaceuticals (4.5%)
Abbott Laboratories	27,691	1,250,526

Johnson & Johnson	55,334	3,307,313

Merck & Co., Inc.	64,378	2,135,418

Pfizer, Inc.	208,562	3,800,000

Somaxon Pharmaceuticals, Inc. †	23,139	69,880

		10,563,137
Publishing (—%)
Gannett Co., Inc.	4,417	65,107

		65,107
Real estate (1.4%)
American Capital Agency Corp. R	2,330	66,848

Digital Realty Trust, Inc. R	18,929	1,029,738

Equity Residential Trust R	9,802	531,170

HCP, Inc. R	14,892	552,344

ProLogis R	37,041	552,652

Simon Property Group, Inc. R	4,908	497,917

		3,230,669
Regional Bells (2.2%)
AT&T, Inc.	85,950	2,365,344

Verizon Communications, Inc.	77,307	2,753,675

		5,119,019
Restaurants (0.6%)
McDonald’s Corp.	17,983	1,324,808

		1,324,808

COMMON STOCKS (93.6%)* cont.	Shares	Value

Retail (5.3%)
Amazon.com, Inc. †	6,714	$1,138,963

Bed Bath & Beyond, Inc. †	22,633	1,086,384

Best Buy Co., Inc.	10,510	357,340

Coach, Inc.	11,082	599,425

Costco Wholesale Corp.	3,608	259,199

CVS Caremark Corp.	28,355	969,741

Dollar General Corp. †	8,898	247,453

GameStop Corp. Class A †	1,757	37,020

Home Depot, Inc. (The)	2,742	100,823

Kohl’s Corp. †	12,924	656,281

Limited Brands, Inc.	3,151	92,135

Lowe’s Cos., Inc.	58,725	1,456,380

Macy’s, Inc.	6,798	157,374

O’Reilly Automotive, Inc. †	1,328	75,470

Office Depot, Inc. †	36,664	192,486

OfficeMax, Inc. †	14,151	227,407

Staples, Inc.	23,059	514,446

Target Corp.	19,535	1,071,104

TJX Cos., Inc. (The)	13,136	622,515

Urban Outfitters, Inc. †	13,213	446,864

Wal-Mart Stores, Inc.	29,892	1,676,044

Walgreen Co.	9,308	376,416

		12,361,270
Schools (0.6%)
Apollo Group, Inc. Class A †	21,220	875,749

Career Education Corp. †	20,876	468,457

		1,344,206
Semiconductor (0.3%)
Novellus Systems, Inc. †	19,473	702,391

		702,391
Shipping (1.0%)
FedEx Corp.	6,020	543,726

Swift Transporation Co. †	24,870	355,392

United Parcel Service, Inc. Class B	18,753	1,343,090

		2,242,208
Software (3.6%)
Adobe Systems, Inc. †	26,644	880,584

Akamai Technologies, Inc. †	3,438	166,124

BMC Software, Inc. †	16,623	792,917

CA, Inc.	47,767	1,136,855

Citrix Systems, Inc. †	3,497	220,940

Electronic Arts, Inc. †	6,175	96,268

Microsoft Corp.	69,402	1,924,170

Oracle Corp.	96,490	3,090,575

Red Hat, Inc. †	3,506	144,868

		8,453,301

COMMON STOCKS (93.6%)* cont.	Shares	Value

Staffing (—%)
Robert Half International, Inc.	2,113	$66,264

		66,264
Technology services (2.2%)
Cognizant Technology Solutions Corp. †	6,222	453,895

Fidelity National Information Services, Inc.	4,875	148,346

Fiserv, Inc. †	2,865	176,971

Google, Inc. Class A †	5,783	3,471,882

VeriSign, Inc.	3,263	109,800

Western Union Co. (The)	14,732	298,765

Yahoo!, Inc. †	25,506	411,157

		5,070,816
Telecommunications (0.1%)
Sycamore Networks, Inc.	5,846	121,948

		121,948
Textiles (0.3%)
Hanesbrands, Inc. †	17,964	413,531

NIKE, Inc. Class B	4,179	344,684

		758,215
Tobacco (1.7%)
Altria Group, Inc.	39,312	924,225

Lorillard, Inc.	2,533	190,583

Philip Morris International, Inc.	50,106	2,868,073

		3,982,881
Toys (0.4%)
Hasbro, Inc.	19,812	873,511

		873,511

Total common stocks (cost $200,363,505)		$217,669,189

SHORT-TERM INVESTMENTS (6.4%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.24%,
October 20, 2011 #	$625,000	$624,089

U.S. Treasury Bills for an effective yield of 0.21%,
March 10, 2011 #	425,000	424,906

Putnam Money Market Liquidity Fund 0.17% [e]	13,767,329	13,767,329

Total short-term investments (cost $14,816,127)		$14,816,324

TOTAL INVESTMENTS

Total investments (cost $215,179,632)		$232,485,513

Key to holding’s abbreviations
ADR	American Depository Receipts
ADS	American Depository Shares

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2010 through January 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $232,604,332.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR and ADS, after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 1/31/11 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	31	$9,938,600	Mar-11	$200,983

Total				$200,983

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/11 (Unaudited)

		Upfront		Fixed payments	Total return
Swap counterparty /		premium	Termination	received (paid) by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
baskets	1,996	$—	9/14/11	(1 month USD-	A basket	$3,960
				LIBOR-BBA plus	(GSGLPMIN)
				60 bp)	of common stocks

Total						$3,960

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$7,635,086	$—	$—

Capital goods	11,369,126	978,446	—

Communication services	8,785,542	—	—

Conglomerates	8,539,153	—	—

Consumer cyclicals	23,534,877	—	—

Consumer staples	21,251,493	—	—

Energy	28,682,925	—	—

Financials	34,150,452	—	303,437

Health care	23,439,938	—	—

Technology	38,996,671	—	—

Transportation	2,825,585	—	—

Utilities and power	7,176,458	—	—

Total common stocks	216,387,306	978,446	303,437

Short-term investments	13,767,329	1,048,995	—

Totals by level	$230,154,635	$2,027,441	$303,437

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$200,983	$—	$—

Total return swap contracts	—	3,960	—

Totals by level	$200,983	$3,960	$—

At the start and close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $201,412,303)	$218,718,184
Affiliated issuers (identified cost $13,767,329) (Note 6)	13,767,329

Dividends, interest and other receivables	234,853

Receivable for shares of the fund sold	90,242

Receivable for investments sold	6,710,099

Unrealized appreciation on swap contracts (Note 1)	3,960

Receivable for variation margin (Note 1)	84,475

Total assets	239,609,142

LIABILITIES

Payable for investments purchased	6,296,458

Payable for shares of the fund repurchased	261,436

Payable for compensation of Manager (Note 2)	111,260

Payable for investor servicing fees (Note 2)	56,833

Payable for custodian fees (Note 2)	11,690

Payable for Trustee compensation and expenses (Note 2)	121,240

Payable for administrative services (Note 2)	427

Payable for distribution fees (Note 2)	69,978

Other accrued expenses	75,488

Total liabilities	7,004,810

Net assets	$232,604,332

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$622,503,885

Distributions in excess of net investment income (Note 1)	(593,514)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(406,816,863)

Net unrealized appreciation of investments	17,510,824

Total — Representing net assets applicable to capital shares outstanding	$232,604,332

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($193,640,314 divided by 12,523,793 shares)	$15.46

Offering price per class A share (100/94.25 of $15.46)*	$16.40

Net asset value and offering price per class B share ($17,920,100 divided by 1,232,189 shares)**	$14.54

Net asset value and offering price per class C share ($12,203,099 divided by 835,703 shares)**	$14.60

Net asset value and redemption price per class M share ($4,368,948 divided by 292,791 shares)	$14.92

Offering price per class M share (100/96.50 of $14.92)*	$15.46

Net asset value, offering price and redemption price per class R share
($132,576 divided by 8,607 shares)	$15.40

Net asset value, offering price and redemption price per class Y share
($4,339,295 divided by 279,166 shares)	$15.54

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $3,342)	$2,010,666

Interest (including interest income of $6,824 from investments in affiliated issuers) (Note 6)	8,000

Securities lending (Note 1)	918

Total investment income	2,019,584

EXPENSES

Compensation of Manager (Note 2)	635,843

Investor servicing fees (Note 2)	381,546

Custodian fees (Note 2)	12,617

Trustee compensation and expenses (Note 2)	11,926

Administrative services (Note 2)	3,187

Distribution fees — Class A (Note 2)	235,543

Distribution fees — Class B (Note 2)	90,413

Distribution fees — Class C (Note 2)	57,286

Distribution fees — Class M (Note 2)	15,682

Distribution fees — Class R (Note 2)	281

Other	69,598

Total expenses	1,513,922

Expense reduction (Note 2)	(9,784)

Net expenses	1,504,138

Net investment income	515,446

Net realized gain on investments (Notes 1 and 3)	16,873,207

Net realized gain on swap contracts (Note 1)	122,426

Net realized gain on futures contracts (Note 1)	658,175

Net realized loss on foreign currency transactions (Note 1)	(121)

Net realized gain on written options (Notes 1 and 3)	7,500

Net unrealized appreciation of investments, futures contracts,
written options and swap contracts during the period	20,532,015

Net gain on investments	38,193,202

Net increase in net assets resulting from operations	$38,708,648

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/11*	Year ended 7/31/10

Operations:
Net investment income	$515,446	$970,441

Net realized gain on investments
and foreign currency transactions	17,661,187	24,998,174

Net unrealized appreciation of investments	20,532,015	4,540,940

Net increase in net assets resulting from operations	38,708,648	30,509,555

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,039,218)	(1,493,699)

Class B	—	(3,972)

Class C	—	(25,738)

Class M	(3,872)	(17,884)

Class R	(480)	(699)

Class Y	(33,260)	(38,836)

From return of capital
Class A	—	(121,001)

Class B	—	(322)

Class C	—	(2,085)

Class M	—	(1,449)

Class R	—	(57)

Class Y	—	(3,146)

Redemption fees (Note 1)	81	110

Decrease from capital share transactions (Note 4)	(26,286,403)	(34,196,225)

Total increase (decrease) in net assets	11,345,496	(5,395,448)

NET ASSETS

Beginning of period	221,258,836	226,654,284

End of period (including distributions in excess of net investment
income of $593,514 and $32,130, respectively)	$232,604,332	$221,258,836

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
January 31, 2011 **	$13.08	.04	2.42	2.46	(.08)	—	(.08)	—	$15.46	18.85 *	$193,640	.62*	.28*	47.42*
July 31, 2010	11.59	.07	1.53	1.60	(.10)	(.01)	(.11)	—	13.08	13.80	184,136	1.26 [d]	.53 [d]	106.49
July 31, 2009	13.99	.11	(2.41) [g]	(2.30)	(.10)	—	(.10)	—	11.59	(16.26) [g]	179,816	1.18 [d]	1.04 [d]	129.81
July 31, 2008	16.74	.08	(2.78)	(2.70)	(.05)	—	(.05)	—	13.99	(16.16)	271,560	1.24 [d]	.51 [d]	118.70
July 31, 2007	14.50	.06	2.20	2.26	(.02)	—	(.02)	—	16.74	15.58	455,608	1.25 [d]	.40 [d]	78.84
July 31, 2006	14.49	.06 [f]	(.01)	.05	(.04)	—	(.04)	—	14.50	.35 [f]	486,691	1.10 [d,f,h]	.44 [d,f]	85.13

Class B
January 31, 2011 **	$12.28	(.01)	2.27	2.26	—	—	—	—	$14.54	18.40 *	$17,920	1.00*	(.09)*	47.42*
July 31, 2010	10.87	(.02)	1.43	1.41	— [e]	— [e]	— [e]	—	12.28	12.99	18,522	2.01 [d]	(.20) [d]	106.49
July 31, 2009	13.09	.03	(2.25) [g]	(2.22)	—	—	—	—	10.87	(16.96) [g]	27,769	1.93 [d]	.31 [d]	129.81
July 31, 2008	15.73	(.04)	(2.60)	(2.64)	—	—	—	—	13.09	(16.78)	65,767	1.99 [d]	(.24) [d]	118.70
July 31, 2007	13.72	(.05)	2.06	2.01	—	—	—	—	15.73	14.65	146,984	2.00 [d]	(.35) [d]	78.84
July 31, 2006	13.77	(.04) [f]	(.01)	(.05)	—	—	—	—	13.72	(.36) [f]	234,490	1.85 [d,f,h]	(.31) [d,f]	85.13

Class C
January 31, 2011 **	$12.33	(.01)	2.28	2.27	—	—	—	—	$14.60	18.41 *	$12,203	1.00*	(.10)*	47.42*
July 31, 2010	10.94	(.03)	1.45	1.42	(.03)	— [e]	(.03)	—	12.33	12.97	10,736	2.01 [d]	(.22) [d]	106.49
July 31, 2009	13.17	.03	(2.26) [g]	(2.23)	—	—	—	—	10.94	(16.93) [g]	10,874	1.93 [d]	.29 [d]	129.81
July 31, 2008	15.83	(.04)	(2.62)	(2.66)	—	—	—	—	13.17	(16.80)	16,486	1.99 [d]	(.24) [d]	118.70
July 31, 2007	13.80	(.05)	2.08	2.03	—	—	—	—	15.83	14.71	26,731	2.00 [d]	(.35) [d]	78.84
July 31, 2006	13.85	(.04) [f]	(.01)	(.05)	—	—	—	—	13.80	(.36) [f]	30,016	1.85 [d,f,h]	(.31) [d,f]	85.13

Class M
January 31, 2011 **	$12.59	— [e]	2.34	2.34	(.01)	—	(.01)	—	$14.92	18.62 *	$4,369	.88*	.03*	47.42*
July 31, 2010	11.17	— [e]	1.47	1.47	(.05)	— [e]	(.05)	—	12.59	13.19	3,961	1.76 [d]	.03 [d]	106.49
July 31, 2009	13.44	.05	(2.30) [g]	(2.25)	(.02)	—	(.02)	—	11.17	(16.69) [g]	4,254	1.68 [d]	.54 [d]	129.81
July 31, 2008	16.11	— [e]	(2.67)	(2.67)	—	—	—	—	13.44	(16.57)	7,030	1.74 [d]	.01 [d]	118.70
July 31, 2007	14.01	(.02)	2.12	2.10	—	—	—	—	16.11	14.99	11,300	1.75 [d]	(.10) [d]	78.84
July 31, 2006	14.03	(.01) [f]	(.01)	(.02)	—	—	—	—	14.01	(.14) [f]	12,956	1.60 [d,f,h]	(.06) [d,f]	85.13

Class R
January 31, 2011 **	$13.02	.02	2.42	2.44	(.06)	—	(.06)	—	$15.40	18.75 *	$133	.75*	.16*	47.42*
July 31, 2010	11.55	.04	1.52	1.56	(.08)	(.01)	(.09)	—	13.02	13.47	102	1.51 [d]	.28 [d]	106.49
July 31, 2009	13.92	.09	(2.40) [g]	(2.31)	(.06)	—	(.06)	—	11.55	(16.51) [g]	103	1.43 [d]	.77 [d]	129.81
July 31, 2008	16.65	.04	(2.76)	(2.72)	(.01)	—	(.01)	—	13.92	(16.34)	101	1.49 [d]	.27 [d]	118.70
July 31, 2007	14.44	.02	2.19	2.21	—	—	—	—	16.65	15.31	286	1.50 [d]	.12 [d]	78.84
July 31, 2006	14.44	.02 [f]	(.01)	.01	(.01)	—	(.01)	—	14.44	.09 [f]	272	1.35 [d,f,h]	.17 [d,f]	85.13

Class Y
January 31, 2011 **	$13.16	.06	2.44	2.50	(.12)	—	(.12)	—	$15.54	19.04 *	$4,339	.50*	.40*	47.42*
July 31, 2010	11.66	.10	1.54	1.64	(.13)	(.01)	(.14)	—	13.16	14.05	3,802	1.01 [d]	.78 [d]	106.49
July 31, 2009	14.10	.14	(2.43) [g]	(2.29)	(.15)	—	(.15)	—	11.66	(16.04) [g]	3,838	.93 [d]	1.30 [d]	129.81
July 31, 2008	16.88	.12	(2.80)	(2.68)	(.10)	—	(.10)	—	14.10	(15.96)	5,026	.99 [d]	.76 [d]	118.70
July 31, 2007	14.62	.11	2.21	2.32	(.06)	—	(.06)	—	16.88	15.88	71,184	1.00 [d]	.64 [d]	78.84
July 31, 2006	14.62	.10 [f]	(.02)	.08	(.08)	—	(.08)	—	14.62	.55 [f]	80,374	.85 [d,f,h]	.68 [d,f]	85.13

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2010	0.03%

July 31, 2009	0.27

July 31, 2008	0.03

July 31, 2007	<0.01

July 31, 2006	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended July 31, 2006.

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to the following amounts per share outstanding on March 13, 2009:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2009.

h Does not reflect reimbursements from Putnam Management related to changes in the calculation of fees pursuant to the fund’s management contract in connection with a settlement with the Securities and Exchange Commission (the SEC), which amounted to 0.01% of average net assets for the period ended July 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks of large U.S. companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2010 through January 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures contracts The fund uses futures contracts to equitize cash and manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 25 on futures contracts for the reporting period.

F) Options contracts The fund uses options contracts to generate additional income for the portfolio and enhance returns on securities owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 4,762 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

G) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $353,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

J) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $421,907,911 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$289,150,448	July 31, 2011

81,950,908	July 31, 2017

50,806,555	July 31, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2011 $1,471,235 of losses recognized during the period November 1, 2009 to July 31, 2010.

The aggregate identified cost on a tax basis is $216,051,167, resulting in gross unrealized appreciation and depreciation of $24,994,291 and $8,559,945, respectively, or net unrealized appreciation of $16,434,346.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.710% of the first $5 billion, 0.660% of the next $5 billion, 0.610% of the next $10 billion, 0.560% of the next $10 billion, 0.510% of the next $50 billion, 0.490% of the next $50 billion, 0.480% of the next $100 billion, and 0.475% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the  fund’s  expenses were reduced by $566 under the expense offset arrangements and by $9,218 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $146, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,245 and $149 from the sale of class A and class M shares, respectively, and received $8,623 and $89 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $100,042,984 and $131,450,800, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at the
beginning of the reporting period	8,333	$7,500

Options opened	—	—
Options exercised	—	—
Options expired	(8,333)	(7,500)
Options closed	—	—

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/11		Year ended 7/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	396,143	$5,639,902	1,261,410	$16,350,354

Shares issued in connection with
reinvestment of distributions	66,678	981,496	120,074	1,545,675

	462,821	6,621,398	1,381,484	17,896,029

Shares repurchased	(2,021,124)	(28,377,063)	(2,818,508)	(36,471,822)

Net decrease	(1,558,303)	$(21,755,665)	(1,437,024)	$(18,575,793)

	Six months ended 1/31/11		Year ended 7/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	41,551	$554,665	110,268	$1,331,384

Shares issued in connection with
reinvestment of distributions	—	—	341	4,147

	41,551	554,665	110,609	1,335,531

Shares repurchased	(317,947)	(4,217,342)	(1,156,326)	(14,060,790)

Net decrease	(276,396)	$(3,662,677)	(1,045,717)	$(12,725,259)

	Six months ended 1/31/11		Year ended 7/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	45,884	$632,531	30,749	$381,710

Shares issued in connection with
reinvestment of distributions	—	—	2,105	25,677

	45,884	632,531	32,854	407,387

Shares repurchased	(81,070)	(1,084,034)	(155,894)	(1,920,200)

Net decrease	(35,186)	$(451,503)	(123,040)	$(1,512,813)

	Six months ended 1/31/11		Year ended 7/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	3,493	$47,254	9,842	$125,634

Shares issued in connection with
reinvestment of distributions	264	3,749	1,504	18,704

	3,757	51,003	11,346	144,338

Shares repurchased	(25,510)	(346,669)	(77,685)	(988,784)

Net decrease	(21,753)	$(295,666)	(66,339)	$(844,446)

	Six months ended 1/31/11		Year ended 7/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	2,245	$32,472	2,304	$30,135

Shares issued in connection with
reinvestment of distributions	33	480	59	756

	2,278	32,952	2,363	30,891

Shares repurchased	(1,514)	(20,437)	(3,423)	(44,967)

Net increase (decrease)	764	$12,515	(1,060)	$(14,076)

	Six months ended 1/31/11		Year ended 7/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	12,450	$180,998	33,464	$431,018

Shares issued in connection with
reinvestment of distributions	2,214	32,747	3,184	41,199

	14,664	213,745	36,648	472,217

Shares repurchased	(24,334)	(347,152)	(77,042)	(996,055)

Net decrease	(9,670)	$(133,407)	(40,394)	$(523,838)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net
assets — Unrealized
Equity contracts	appreciation	$204,943*	Payables	$—

Total		$204,943		$—

* Includes cumulative appreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Warrants	Futures	Swaps	Total

Equity contracts	$(20,999)	$46,225	$658,175	$122,426	$805,827

Total	$(20,999)	$46,225	$658,175	$122,426	$805,827

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Warrants	Futures	Swaps	Total

Equity contracts	$9,250	$(1,495)	$33,576	$(28,154)	$13,177

Total	$9,250	$(1,495)	$33,576	$(28,154)	$13,177

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $6,824 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $48,863,836 and $43,891,637, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Mark C. Trenchard
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Paul L. Joskow	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Francis J. McNamara, III
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Investment Sub-Advisor	President	Judith Cohen
The Putnam Advisory		Vice President, Clerk and
Company, LLC	Jonathan S. Horwitz	Assistant Treasurer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive	Michael Higgins
	Officer, Treasurer and	Vice President, Senior Associate
Marketing Services	Compliance Liaison	Treasurer and Assistant Clerk
Putnam Retail Management
One Post Office Square	Steven D. Krichmar	Nancy E. Florek
Boston, MA 02109	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Custodian		Proxy Manager
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Assistant	Susan G. Malloy
	Treasurer and Principal	Vice President and
Legal Counsel	Accounting Officer	Assistant Treasurer
Ropes & Gray LLP
Beth S. Mazor
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter,	Robert R. Leveille
Vice Chairman	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA067 265918 3/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 31, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2011